VANGUARD FUNDS
                              PROSPECTUS SUPPLEMENT

                               SEPTEMBER 25, 1998

YEAR 2000 CHALLENGE
The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.
     The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.
     In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the funds' operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to implement quickly alternate solutions if necessary.
     However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on a fund's business, operations, or financial condition. Additionally, a fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the fund owns.

                                                                          PSY2K